SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                December 7, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.

             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         Delaware                   001-8368                   51-0228924
      (State of                (Commission File No.)         (IRS Employer
      Incorporation)                                       Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200

              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable

                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On December 7, 2000, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit
99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.    Description

----------     -------------------------------------
99.1           Press Release issued December 7, 2000 (Filed herewith.)




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SAFETY-KLEEN CORP.



Date:  December 11, 2000                    By:   /s/ Henry H. Taylor
                                                 -------------------
                                                 Henry H. Taylor
                                                 Vice President, General Counsel
                                                   and Secretary

                                  SAFETY-KLEEN CORP.


                                  EXHIBIT INDEX

Exhibit No.    Description
----------     -------------------------------------

99.1           Press Release issued December 7, 2000 (Filed herewith.)

                                  Exhibit 99.1

FOR IMMEDIATE RELEASE                     Media Contact: John Kyte or Wade Gates
December 7, 2000                                                    803-933-4224


SAFETY-KLEEN SELECTS INDIAN HARBOR TO PROVIDE CLOSURE, POST-CLOSURE INSURANCE POLICIES

         COLUMBIA, SC (DECEMBER 7, 2000) - Safety-Kleen today announced that it has reached agreement with Indian Harbor Insurance Co. to provide approximately $143 million worth of closure, post-closure and corrective action financial assurance for Safety-Kleen facilities. Indian Harbor is an A+ rated company headquartered in North Dakota.

         The Indian Harbor policies replace policies previously provided to Safety-Kleen by Reliance Insurance Company. Reliance has recently experienced financial difficulties, prompting Safety-Kleen to seek replacement policies.

         "This is great news for our customers and our regulators," said Safety-Kleen President and COO Grover Wrenn. "Indian Harbor is a top-rated company, and with them on board we have in place the kind of long-term liability protection our customers expect and our regulators require."

         Wrenn said the new policies, which represent approximately 30 percent of Safety-Kleen's closure, post-closure and environmental impairment instruments, became effective October 15. Final details of the arrangement, however, were not completed until yesterday, and are still subject to approval by the U.S. Bankruptcy Court in Delaware.

                                     -more-


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         Page 2

About Indian Harbor
         Indian Harbor Insurance was formed in 1992 as a subsidiary of NAC Reinsurance Corporation. In June 1999, NAC became a wholly owned subsidiary of XL Capital LTD. a Cayman Island Corporation. Paid in capital to Indian Harbor at the end of 1999 was $5 million, consisting of 50,000 common shares at a par value of $100 per share. The company has 50,000 authorized shares.

About Safety-Kleen
         Safety-Kleen is the largest manager of hazardous and industrial waste in North America, with 10,000 employees and approximately 400,000 customers in 47 states and seven Canadian provinces. On June 9, 2000, Safety-Kleen and 73 of its U.S. subsidiaries filed for protection under Chapter 11 of the U.S.
Bankruptcy Code. The Company is reorganizing, and has received court authorization for up to $100 million in debtor-in-possession (DIP) financing.

Private Securities Litigation Reform Act

Under the Private Securities Litigation Reform Act of 1995, sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Actual results and events may differ materially from those projected in the forward-looking statements. Many factors could cause actual events and results to differ from those expected, including, but not limited to the outcome of continuing negotiations with Safety-Kleen's lenders, the availability of additional funding under credit facilities or from other sources, and other items discussed in the Company's filings with the Securities and Exchange Commission.

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